Capital Management	12 Months Ended
Dec. 31, 2021
Capital Management
Capital Management

6.	Capital Management

The Company’s objectives in its capital management is to achieve an adequate level of return on its capital structure in order to safeguard its ability to continue as a going concern, adding value to its shareholders and investors. Its main sources of funding have been cash provided by its operating activities and divestments.

The financial strategy of the 2022-2026 Strategic Plan is based on maintaining an optimal capital structure, maximizing value creation, mitigating risks through litigation management and improving capital allocation.

The Company's goal of reducing gross debt (composed of current and non-current finance debt and lease liability) to US$ 60 billion by 2022 was met in September 2021, which, in accordance with the Shareholders Dividends Policy, allows the distribution to its shareholders of 60% of the difference between net cash provided by operating activities and acquisition of PP&E and intangibles assets.

As of December 31, 2021, gross debt decreased to US$ 58,743, from US$ 75,538 as of December 31, 2020, and the weighted average maturity of outstanding debt increased to 13.39 years as of December 31, 2021 (from 11.71 years as of December 31, 2020).